LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

Legg Mason Partners Variable Diversified Strategic Income Fund

Supplement dated May 10, 2006 to Prospectus dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

Effective April 28, 2006, Citigroup Asset Management Limited, an affiliate of the fund’s manager that provides sub-advisory services in connection with the fund’s transactions in currencies and non-U.S.-dollar denominated debt securities of non-U.S. issuers, changed its name to Legg Mason International Equities Limited.

FD 03401